Exhibit 99.1

MGM GROWTH PROPERTIES LLC

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

MGM Growth Properties LLC (“MGP” or the “Company”) conducts its operations through and consolidates MGM Growth Properties Operating Partnership LP (the “Operating Partnership”). MGP is controlled and consolidated by MGM Resorts International (“MGM”). A wholly owned subsidiary of the Operating Partnership (the “Landlord”) leases substantially all of its real estate properties back to a wholly owned subsidiary of MGM (the “Tenant”) under a master lease agreement (as amended, the “Master Lease”).

On July 6, 2018, one of our wholly owned taxable REIT subsidiaries (the “TRS”) completed the acquisition of the membership interests of Northfield Park Associates LLC, (“Northfield”), an Ohio limited liability company that owned the real estate assets and operations of the Hard Rock Rocksino Northfield Park (the “Northfield Acquisition”), for approximately $1.1 billion. The Operating Partnership funded the acquisition through a $200 million draw on its term loan A facility and a $655 million draw under its revolving credit facility, with the remainder of the purchase price paid with cash on hand.

On April 1, 2019, MGP sold the operations of Northfield (“Northfield OpCo”) to a subsidiary of MGM for approximately $275 million, plus working capital and other customary purchase price adjustments, and retained the real estate assets. MGM funded its acquisition of the Northfield OpCo from MGP with Operating Partnership units that were ultimately redeemed by the Operating Partnership. Concurrent with the closing of the transaction, the TRS liquidated, the real estate assets of Northfield were transferred to the Landlord, and Northfield was added to the existing Master Lease between the Landlord and Tenant (the “Northfield OpCo Disposition” and together with the Northfield Acquisition, the “Northfield Transactions”), and the annual rent payment to MGP increased by $60.0 million, prorated for the remainder of the lease year. Consistent with the Master Lease terms, 90% of this rent will be fixed and contractually grow at 2% per year until 2022.

The unaudited pro forma condensed consolidated financial information was based on, and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial information; and

•

the separate consolidated financial statements and the accompanying notes of MGP and the Operating Partnership as of and for the year ended December 31, 2018, as contained in MGP’s and the Operating Partnership’s Combined Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission on February 27, 2019.

MGM Growth Properties LLC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2018

(in thousands)

	Historical			Pro Forma
	As of			As of
	December 31, 2018			December 31, 2018
		Northfield
		Transactions		MGP
	MGP	Adjustments		(Adjusted)
		Note 2
ASSETS
Real estate investments, net	$9,742,225	$768,976	2(a)	$10,511,201
Property and equipment, used in operations, net	784,295	(784,295)	2(a)	—
Cash and cash equivalents	59,817	(29,062)	2(a)	30,755
Tenant and other receivables, net	14,990	(7,322)	2(a)	7,668
Prepaid expenses and other assets	37,837	(3,023)	2(a)	34,814
Above market lease, asset	43,014	—		43,014
Goodwill	17,915	(17,915)	2(a)	—
Other intangible assets, net	251,214	(251,214)	2(a)	—

Total assets	$10,951,307	$(323,855)		$10,627,452

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Debt, net	$4,666,949	$—		$4,666,949
Due to MGM Resorts International and affiliates	307	—		307
Accounts payable, accrued expenses and other liabilities	49,602	(26,940)	2(a)	32,043
		9,100	2(b)
		281	2(c)
Above market lease, liability	46,181	—		46,181
Accrued interest	26,096	—		26,096
Dividend and distribution payable	119,055	—		119,055
Deferred revenue	163,977	(51)	2(a)	163,926
Deferred income taxes, net	33,634	(3,913)	2(b)	29,721

Total liabilities	5,105,801	(21,523)		5,084,278
Commitments and contingencies
Shareholders’ equity
Class A shares	—	—		—
Additional paid-in capital	1,712,671	(24,893)	2(d)	1,687,778
Accumulated deficit	(150,908)	(1,433)	2(b)	(152,419)
		(78)	2(c)
Accumulated other comprehensive income	4,208	—		4,208

Total Class A shareholders’ equity	1,565,971	(26,404)		1,539,567
Noncontrolling interest	4,279,535	(271,971)	2(d)	4,003,607
		(3,754)	2(b)
		(203)	2(c)

Total shareholders’ equity	5,845,506	(302,332)		5,543,174

Total liabilities and shareholders’ equity	$10,951,307	$(323,855)		$10,627,452

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties LLC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(in thousands, except share and per share amounts)

	Historical			Pro Forma
	Year ended			Year ended
	December 31, 2018			December 31, 2018
		Northfield
		Transactions		MGP
	MGP	Adjustments		(Adjusted)
		Note 2
Revenues
Rental revenue	$746,253	$59,074	2(aa)	$805,327
Tenant reimbursements and other	123,242	1,685	2(bb)	124,927
Gaming, food, beverage and other	132,949	(132,949)	2(cc)	—

	1,002,444	(72,190)		930,254

Expenses
Gaming, food, beverage and other	88,053	(88,053)	2(cc)	—
Depreciation and amortization	273,031	(5,487)	2(cc)	274,152
		6,608	2(dd)
Property transactions, net	20,319	—		20,319
Reimbursable expenses	119,531	1,685	2(bb)	121,216
Amortization of above market lease, net	686	—		686
Acquisition-related expenses	8,887	(5,780)	2(ee)	3,107
General and administrative	16,178	(129)	2(ff)	16,049

	526,685	(91,156)		435,529

Operating income	475,759	18,966		494,725
Non-operating income (expense)
Interest income	2,501	—		2,501
Interest expense	(215,532)	(21,099)	2(gg)	(236,631)
Other non-operating	(7,191)	—		(7,191)

	(220,222)	(21,099)		(241,321)

Income before income taxes	255,537	(2,133)		253,404
Provision for income taxes	(10,835)	3,913	2(ff)	(6,922)

Net income	244,702	1,780		246,482
Less: Net income attributable to noncontrolling interest	(177,637)	1,160	2(hh)	(176,477)

Net income attributable to Class A shareholders	$67,065	$2,940		$70,005

Weighted average Class A shares outstanding:
Basic	70,997,589			70,997,589
Diluted	71,185,674			71,185,674

Per Class A share data
Net income per Class A share (basic)	$0.94			$0.99

Net income per Class A share (diluted)	$0.94			$0.98

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties Operating Partnership LP

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2018

(in thousands)

	Historical			Pro Forma
	As of			As of
	December 31, 2018			December 31, 2018
		Northfield		Operating
	Operating	Transactions		Partnership
	Partnership	Adjustments		(Adjusted)
		Note 2
ASSETS
Real estate investments, net	$9,742,225	$768,976	2(a)	$10,511,201
Property and equipment, used in operations, net	784,295	(784,295)	2(a)	—
Cash and cash equivalents	59,817	(29,062)	2(a)	30,755
Tenant and other receivables, net	14,990	(7,322)	2(a)	7,668
Prepaid expenses and other assets	37,837	(3,023)	2(a)	34,814
Above market lease, asset	43,014	—		43,014
Goodwill	17,915	(17,915)	2(a)	—
Other intangible assets, net	251,214	(251,214)	2(a)	—

Total assets	$10,951,307	$(323,855)		$10,627,452

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities
Debt, net	$4,666,949	$—		$4,666,949
Due to MGM Resorts International and affiliates	307	—		307
Accounts payable, accrued expenses and other liabilities	49,602	(26,940)	2(a)	32,043
		9,100	2(b)
		281	2(c)
Above market lease, liability	46,181	—		46,181
Accrued interest	26,096	—		26,096
Distribution payable	119,055	—		119,055
Deferred revenue	163,977	(51)	2(a)	163,926
Deferred income taxes, net	33,634	(3,913)	2(b)	29,721

Total liabilities	5,105,801	(21,523)		5,084,278
Commitments and contingencies
Partners’ capital
General partner	—	—		—
Limited partners	5,845,506	(296,864)	2(d)	5,543,174
		(5,187)	2(b)
		(281)	2(c)

Total partners’ capital	5,845,506	(302,332)		5,543,174

Total liabilities and partners’ capital	$10,951,307	$(323,855)		$10,627,452

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties Operating Partnership LP

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

(in thousands)

	Historical			Pro Forma
	Year ended			Year ended
	December 31, 2018			December 31, 2018
		Northfield		Operating
	Operating	Transactions		Partnership
	Partnership	Adjustments		(Adjusted)
		Note 2
Revenues
Rental revenue	$746,253	$59,074	2(aa)	$805,327
Tenant reimbursements and other	123,242	1,685	2(bb)	124,927
Gaming, food, beverage and other	132,949	(132,949)	2(cc)	—

	1,002,444	(72,190)		930,254

Expenses
Gaming, food, beverage and other	88,053	(88,053)	2(cc)	—
Depreciation and amortization	273,031	(5,487)	2(cc)	274,152
		6,608	2(dd)
Property transactions, net	20,319	—		20,319
Reimbursable expenses	119,531	1,685	2(bb)	121,216
Amortization of above market lease, net	686	—		686
Acquisition-related expenses	8,887	(5,780)	2(ee)	3,107
General and administrative	16,178	(129)	2(ff)	16,049

	526,685	(91,156)		435,529

Operating income	475,759	18,966		494,725
Non-operating income (expense)
Interest income	2,501	—		2,501
Interest expense	(215,532)	(21,099)	2(gg)	(236,631)
Other non-operating	(7,191)	—		(7,191)

	(220,222)	(21,099)		(241,321)

Income before income taxes	255,537	(2,133)		253,404
Provision for income taxes	(10,835)	3,913	2(ff)	(6,922)

Net income	$244,702	$1,780		$246,482

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.	Basis of Presentation

The unaudited pro forma condensed consolidated balance sheets as of December 31, 2018 give effect to the Northfield Transactions as if they had occurred on December 31, 2018. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2018 give effect to the Northfield Transactions as if they had occurred on January 1, 2018. The unaudited pro forma condensed consolidated financial information gives effect to events that are (i) directly attributable to these transactions, (ii) factually supportable and (iii) with respect to the statements of operations, are expected to have a continuing impact on MGP’s and the Operating Partnership’s consolidated results.

The Northfield Acquisition has been accounted for using the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the TRS as the accounting acquirer and based on the historical consolidated financial statements of MGP and the Operating Partnership.

The Northfield OpCo Disposition is considered to be a transaction between legal entities under common control and has been accounted for under the common control subsections of ASC 805. Under the common control subsections of ASC 805, the recognized assets and liabilities transferred to MGM in connection with the Northfield OpCo Disposition shall be disposed by MGP on the same basis as that established by the Operating Partnership. Any difference between the purchase consideration paid by MGM and the basis of the net assets sold by MGP and the Operating Partnership is recorded as an adjustment to shareholders’ equity and partners’ capital, respectively.

The pro forma adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that MGP and the Operating Partnership believe are reasonable.

The unaudited pro forma condensed consolidated financial information presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the Northfield Transactions had been completed on the dates indicated, nor is it indicative of the future operating results or financial position of MGP or the Operating Partnership. The unaudited pro forma condensed consolidated financial information does not reflect any cost savings, operating synergies or revenue enhancements that MGP and the Operating Partnership may achieve, the costs necessary to achieve these cost savings, operating synergies and revenue enhancements, or the integration related costs of MGP and the Operating Partnership.

2.	Northfield Transactions Adjustments

Unaudited Pro Forma Condensed Consolidated Balance Sheets

(a)	Reflects the sale of Northfield OpCo, along with the reclassification of Northfield’s real property assets to real estate investments, net, in connection with the Northfield OpCo Disposition.

(b)

Reflects the accrual of taxes related to the gain on liquidation of the TRS. These tax-related expenses are not reflected as an adjustment in the unaudited pro forma condensed consolidated statements of operations because they do not have a continuing impact on MGP or the Operating Partnership. Deferred tax liabilities of $3.9 million have been eliminated in connection with the sale of the Northfield OpCo.

(c)

Reflects acquisition-related expenses related to the Northfield OpCo Disposition that have been reflected as a pro forma adjustment reducing shareholders’ equity and partners’ capital in the unaudited pro forma condensed consolidated balance sheets of MGP and the Operating Partnership, respectively. These acquisition-related expenses are not reflected as an adjustment in the unaudited pro forma condensed consolidated statements of operations because they do not have a continuing impact on MGP or the Operating Partnership.

(d)

Reflects MGM’s consideration of 9,362,326 Operating Partnership units for the purchase of the Northfield OpCo from MGP, for which the fair value as of April 1, 2019 is $301.4 million, partially offset by the difference of $4.5 million between such consideration and the carrying amounts of the net assets sold in connection with the Northfield OpCo Disposition of $296.9 million in accordance with the common control subsections of ASC 805. The April 1, 2019 closing share price of MGP’s Class A shares was utilized to determine the fair value of the Operating Partnership units.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)

Reflects rental income associated with rent from the Master Lease attributable to Northfield. For pro forma purposes, the Master Lease amendment related to the Northfield OpCo Disposition is reflected as if it were effective beginning on January 1, 2018 at the beginning of the twenty second month in the second lease year and subject to the fixed annual rent escalator of 2.0% for the second through the sixth lease years (as defined in the Master Lease).

(bb)

Reflects revenue for the property taxes paid by the Tenant under the Master Lease for calendar year 2018, as if the Northfield Acquisition had occurred on January 1, 2018, with a corresponding offsetting expense as the Landlord is deemed the primary obligor of such property tax payment.

(cc)	Reflects the elimination of the revenue and expenses related to Northfield OpCo.

(dd)	Reflects depreciation expense for the period from January 1, 2018 to July 5, 2018, as if the Northfield Acquisition had occurred on January 1, 2018.

(ee)

Reflects the elimination of nonrecurring acquisition-related expenses incurred that are directly related to the Northfield Acquisition, as such expenses do not have a continuing impact on MGP or the Operating Partnership.

(ff)

Reflects the elimination of nonrecurring corporate overhead and tax-related expenses that are directly related to Northfield OpCo, as such expenses do not have a continuing impact on MGP or the Operating Partnership.

(gg)

Reflects incremental interest expense for the period from January 1, 2018 to July 5, 2018, as if the Northfield Acquisition had occurred on January 1, 2018, related to the borrowings under the term loan A and revolving credit facilities used to fund the Northfield Acquisition, including the amortization of the related discount and debt issuance costs.

(hh)

Reflects the effect of the Northfield Transactions after which MGM owned 72.4% of the weighted average Operating Partnership units outstanding for the period presented, entitling MGM to 72.4% of the economic interest in the Operating Partnership.